UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 3, 2006


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                      Peoples-Sidney Financial Corporation
             (Exact name of registrant as specified in its charter)


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         Delaware                       000-22223                 311499862
(State or other jurisdiction of     (Commission File)          (IRS Employer
incorporation or organization)            Number             Identification No.)

                       101 East Court, Sidney, Ohio 46750
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (937) 492-6129

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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

         [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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                                TABLE OF CONTENTS

Section 5 - Corporate Governance and Management.

Item 5.02(b) and (c) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Signatures

Exhibit Index

Exhibit




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Section 5 - Corporate Governance and Management

Item 5.02(b) and (c) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 3, 2006, the Board of Directors of Peoples-Sidney Financial Corporation received a letter of resignation from John W. Sargeant, a current board member.

Sargeant was originally appointed to the Board of Directors of the Registrant's subsidiary, Peoples Federal Savings & Loan Association, in 1987 and was appointed to the Board of Peoples-Sidney Financial Corporation in 1997. He is resigning from the Corporation's Board and the Association's Board in compliance with the mandating age retirement policy. His retirement from the Boards will become effective at the Annual Meeting of Shareholders to be held on October 13, 2006.

Jeffery S. Sargeant, John Sargeant's son, has been nominated by the Nominating Committee of the Corporation to serve as a director of the Corporation and the Association. Shareholders will be asked to vote on his nominations at the Annual Meeting on October 13, 2006. Jeffery Sargeant, a local businessman and owner of Community Insurance Group Ltd., is a licensed property and casualty, life and health agent with offices in Sidney, Minster and Botkins, Ohio.

A press release describing these events, which release is incorporated by reference herein, is attached hereto as Exhibit 99.1.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      PEOPLES-SIDNEY FINANCIAL CORPORATION

                      By: /s/ Douglas Stewart
                          -------------------------------------
                          Douglas Stewart
                          President and Chief Executive Officer

Dated:  August 7, 2006



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                                  Exhibit Index
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Exhibit
Number                        Description of Exhibit
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99.1     Press Release of Peoples-Sidney Financial Corporation, dated
         August 7, 2006.